                                                                 COMFORMED COPY

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                        Pursuant to Section 13 of the

                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  May 15, 1998


                        Discover Card Master Trust I
             --------------------------------------------------
             (Exact name of registrant as specified in charter)

     Delaware                    0-23108                   51-0020270
     --------                    -------                   ----------
    (State of                  (Commission               (IRS Employer
  Organization)                File Number)            Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                     19720
---------------------------                              -----
(Address of principal executive offices)
     (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



                                   Page 1
                     The Exhibit Index appears on Page 8

Item 5. Other Events

1. Series 1993-1. On May 15, 1998, Greenwood Trust Company as Master Servicer, Servicer and Seller ("Greenwood") and U.S. Bank National Association, as Trustee (the "Trustee"), entered into a First Amendment to the Series 1993-1 Supplement, dated as of October 27, 1993, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood and the Trustee (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as amended with respect to Discover Card Master Trust I (the "Pooling and Servicing Agreement").

2. Series 1993-2. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1993-2 Supplement, dated as of December 1, 1993, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

3. Series 1993-3. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1993-3 Supplement, dated as of November 23, 1993, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

4. Series 1994-2. On May 15, 1998, Greenwood and the Trustee entered into a Second Amendment to the Series 1994-2 Supplement, dated as of October 14, 1994, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

5. Series 1994-3. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1994-3 Supplement, dated as of October 20, 1994, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

6. Series 1995-1. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1995-1 Supplement, dated as of April 19, 1995, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

7. Series 1995-2. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1995-2 Supplement, dated as of August 1, 1995, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

8. Series 1995-3. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1995-3 Supplement, dated as of September 28, 1995, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.






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




9. Series 1996-1. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1996-1 Supplement, dated as of January 18, 1996, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

10. Series 1996-2. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1996-2 Supplement, dated as of January 29, 1996, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

11. Series 1996-3. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1996-3 Supplement, dated as of February 21, 1996, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

12. Series 1996-4. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1996-4 Supplement, dated as of April 20, 1996, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

13. Series 1996-5. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1996-3 Supplement, dated as of July 24, 1996, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

14. Series 1997-1. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1997-1 Supplement, dated as of August 26, 1997, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

15. Series 1997-2. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1997-2 Supplement, dated as of October 15, 1997, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

16. Series 1997-3. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1997-3 Supplement, dated as of October 23, 1997, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

17. Series 1997-4. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1997-4 Supplement, dated as of October 31, 1997, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

18. Series 1998-1. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1998-1 Supplement, dated as of January 14, 1998, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

19. Series 1998-2. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1998-2 Supplement, dated as of March 4, 1998, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.

20. Series 1998-3. On May 15, 1998, Greenwood and the Trustee entered into a First Amendment to the Series 1998-3 Supplement, dated as of March 25, 1998, pursuant to Section 13.01(a) of the Pooling and Servicing Agreement.


Item 7.       Exhibits
              --------

Exhibit No.   Description
-----------   -----------
Exhibit 4.1   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1993-1, dated as of October 27,
              1993, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.2   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1993-2, dated as of December 1, 1993, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.3   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1993-3, dated as of November
              23, 1993, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.4   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1994-2, dated as of October 14, 1994, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.5   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1994-3, dated as of October 20, 1994, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.6   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1995-1, dated as of April 19, 1995, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.7   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1995-2, dated as of August 1, 1995, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.8   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1995-3, dated as of September
              28, 1995, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.9   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-1, dated as of January 18, 1996, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.10  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-2, dated as of January 29, 1996, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.11  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-3, dated as of February
              21, 1996, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.12  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-4, dated as of April 30, 1996, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.13  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-5, dated as of July 24, 1996, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.14  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1997-1, dated as of August 26, 1997, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.15  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1997-2, dated as of October 15, 1997, between Greenwood Trust

              Company as Master Servicer, Servicer and Seller and U.S. Bank
              National Association as Trustee.

Exhibit 4.16  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1997-3, dated as of October 23, 1997, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.17  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1997-4, dated as of October 31, 1997, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.18  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1998-1, dated as of January 14, 1998, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.19  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1998-2, dated as of March 4, 1998, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

Exhibit 4.20  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1998-3, dated as of March 25, 1998, between Greenwood Trust Company as Master Servicer,
              Servicer and Seller and U.S. Bank National Association as
              Trustee.

                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            Discover Card Master Trust I
                              (Registrant)


                            By:  Greenwood Trust Company
                                 (Originator of the Trust)




Date: June 2, 1998          By:  /s/ John J. Coane
                                 ---------------------------------------
                                 John J. Coane
                                 Vice President, Director of Accounting,
                                 Treasurer and Assistant Secretary

                              INDEX TO EXHIBITS
                              -----------------

Exhibit       Description                                                  Page
-------       -----------                                                  ----
Exhibit 4.1   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1993-1, dated as of
              October 27, 1993, between Greenwood Trust Company as
              Master Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.2   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1993-2, dated as of December 1, 1993, between Greenwood Trust Company as
              Master Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.3   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1993-3, dated as of November 23, 1993, between Greenwood Trust Company as
              Master Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.4   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1994-2, dated as of October 14, 1994, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.5   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1994-3, dated as of October 20, 1994, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.6   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1995-1, dated as of April 19, 1995, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.7   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1995-2, dated as of August 1, 1995, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.8   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1995-3, dated as of September 28, 1995, between Greenwood Trust Company as
              Master Servicer, Servicer and Seller and U.S. Bank
              National Association as Trustee.

Exhibit 4.9   First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-1, dated as of January 18, 1996, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.10  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-2, dated as of January 29, 1996, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.11  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-3, dated as of February 21, 1996, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.12  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-4, dated as of April 30, 1996, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.13  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1996-5, dated as of July 24, 1996, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.14  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1997-1, dated as of August 26, 1997, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.15  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1997-2, dated as of October 15, 1997, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.16  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1997-3, dated as of October 23, 1997, between Greenwood Trust Company as
              Master Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.17  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1997-4, dated as of October 31,

              1997, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.18  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1998-1, dated as of January 14, 1998, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.19  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1998-2, dated as of March 4, 1998, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.

Exhibit 4.20  First Amendment, dated as of May 15, 1998, to the Series
              Supplement with respect to Series 1998-3, dated as of March 25, 1998, between Greenwood Trust Company as Master
              Servicer, Servicer and Seller and U.S. Bank National
              Association as Trustee.






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